THIRD AMENDMENT
                                       OF
                         MORTGAGE AND SECURITY AGREEMENT

                  THIRD AMENDMENT OF MORTGAGE AND SECURITY AGREEMENT (this "AMENDMENT"), dated as of December 22, 1995, by and among E & B MARINE SUPPLY, INC., a New Jersey corporation ("MORTGAGOR"), and UNITED JERSEY BANK (successor in interest to United Jersey Bank/Central, N.A.) (the "BANK") and UJB LEASING CORPORATION (together with the Bank, "MORTGAGEE").

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  A. Pursuant to the Mortgage and Security Agreement dated as of June 6, 1994 executed by Mortgagor in favor of Mortgagee and recorded on June 16, 1994 in the Middlesex County Clerk's Office in Book 4743, Page 107, as amended by the First Amendment of Mortgage and Security Agreement dated as of October 4, 1994 and the Second Amendment of Mortgage and Security Agreement dated as of March 8, 1995 (as further amended, supplemented or otherwise modified from time to time, the "MORTGAGE"), Mortgagor granted to Mortgagee a lien on the Mortgaged Property (as defined in the Mortgage), all upon the terms and conditions set forth therein;

                  B. Pursuant to the Fifth Amendment of Credit Agreement, dated as of even date herewith, by and among Mortgagor, certain affiliates of Mortgagor (together with Mortgagor, the "COMPANIES") and the Bank (the "LOAN AMENDMENT"), the Bank has agreed to amend a certain Credit Agreement dated as of June 6, 1994, as amended through the date hereof, by and among the Companies and the Bank (together with the Fifth Amendment, and as further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") to, among other things, (i) make an additional term loan to the Companies in the principal amount of $2,089,444.53 (the "FIFTH AMENDMENT TERM LOAN"), (ii) increase the aggregate principal amount of the revolving credit loans at any one time outstanding under the Credit Agreement from $15,000,000 to $17,000,000 (the "REVOLVING LOAN INCREASE") and (iii) extend the maturity date of all of the Loans and other financial accommodations made by the Bank prior to the date hereof; and

                  C. It is a condition precedent to the obligation of the Bank to enter into the Loan Amendment that Mortgagor shall have executed and delivered to Mortgagee this Amendment.

                  NOW, THEREFORE, Mortgagor and Mortgagee agree as follows:

         1. Capitalized terms used in this Amendment shall have the same meanings given them in the Mortgage, unless otherwise defined herein.

         2. Subsection 1(b) of the Mortgage is hereby amended to delete "TWENTY-TWO MILLION and 00/100 DOLLARS ($22,000,000)" from the seventh and eighth lines of such subsection and to insert in lieu thereof the following: "TWENTY-THREE MILLION FIVE HUNDRED THOUSAND and 00/100 DOLLARS ($23,500,000)."

         3. The term "Obligations", as defined in subsection 1(b) of the Mortgage, shall, without limiting the generality thereof, be deemed to include all "Loans" (as defined in the Credit Agreement), including, without limitation, the Fifth Amendment Term Loan and Revolving Loan Increase.

         4. Except as amended hereby, the Mortgage shall remain in full force and effect without further amendment or waiver.

         5. This Amendment shall be governed by and construed in accordance with the laws of the State of New Jersey, without giving effect to the principles of conflicts of law. This Amendment may be executed in several counterparts, each of which, when executed and delivered, shall be deemed an original, but all of which together shall constitute one instrument.

         MORTGAGOR HEREBY DECLARES AND ACKNOWLEDGES THAT MORTGAGOR HAS RECEIVED, WITHOUT CHARGE, A TRUE COPY OF THIS AMENDMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


ATTEST:                            E & B MARINE SUPPLY, INC., a
                                   New Jersey corporation

/s/ ROBERT G. DEFONTE              By:  /s/  WALFRIDO A. MARTINEZ
- ---------------------                 -----------------------------
            Secretary                 Name:  Walfrido A. Martinez
                                      Title: Vice President and Chief
                                             Financial Officer

ATTEST:                            UNITED JERSEY BANK


                                   By:  /s/  BONNIE GERSHON
- ---------------------                 -----------------------------
                                      Name:  Bonnie Gershon
                                      Title: Vice President


ATTEST:                            UJB LEASING CORPORATION


                                   By:  /s/  PETER C. PLATT
- ---------------------                 -----------------------------
                                      Name:  Peter C. Platt
                                      Title: President

STATE OF            )
                    )      ss.
COUNTY OF           )


         I CERTIFY that on December 22 , 1995, ROBERT G. DEFONTE personally came before me, and this person acknowledged under oath, to my satisfaction, that:

         (a) this person is the Secretary of E & B MARINE SUPPLY, INC., a New Jersey corporation, the corporation named in this document;

         (b) this person is the attesting witness to the signing of this document by the proper corporate officer who is Walfrido A. Martinez, the Vice President and Chief Financial Officer of the corporation;

         (c) the document was signed and delivered by the corporation as its voluntary act, duly authorized by a proper resolution of its Board of Directors;
                  and

         (d) this person signed this proof to attest to the truth of these facts.


                                                    /s/  ROBERT G. DEFONTE
                                                   -----------------------------
                                                   Robert G. Defonte , Secretary


Sworn and subscribed to
before me this 22 day of
December, 1995.

   /s/  JUDY RAPP
- -----------------------
          Notary Public

STATE OF            )
                    )      ss.
COUNTY OF           )


         I CERTIFY that on December   , 1995,
                                    --        ----------------------------------
personally came before me, and this person acknowledged under oath, to my satisfaction, that:

         (a) this person is the Assistant Cashier of UNITED JERSEY BANK, the corporation named in this document;

         (b) this person is the attesting witness to the signing of this document by the proper corporate officer who is Bonnie Gershon, the Vice President of the corporation;

         (c) the document was signed and delivered by the corporation as its voluntary act, duly authorized by a proper resolution of its Board of Directors; and

         (d) this person signed this proof to attest to the truth of these facts.



                                                   -----------------------------
                                                                     , Secretary


Sworn and subscribed to
before me this      day of
December, 1995.



- -----------------------
          Notary Public

STATE OF            )
                    )      ss.
COUNTY OF           )


         I CERTIFY that on December   , 1995,
                                    --        ----------------------------------
personally came before me, and this person acknowledged under oath, to my satisfaction, that:

         (a)      this person is the Secretary of UJB LEASING
                  CORPORATION, the corporation named in this document;

         (b) this person is the attesting witness to the signing of this document by the proper corporate officer who is Peter C. Platt, the President of the corporation;

         (c) the document was signed and delivered by the corporation as its voluntary act, duly authorized by a proper resolution of its Board of Directors; and

         (d) this person signed this proof to attest to the truth of these facts.



                                                   -----------------------------
                                                                     , Secretary


Sworn and subscribed to
before me this      day of
December, 1995.



- -----------------------
          Notary Public

                                           Schedule 1

                                     CREDIT AGREEMENT
                                     SCHEDULE IX

                1995            1996            1997            1998
            -----------     -----------     -----------     -----------
MID JAN     01/14   60%     01/13   60%     01/11   60%     01/10   60%
JAN M/E     01/28   60%     01/27   60%     01/25   60%     01/24   60%
MID FEB     02/11   60%     02/10   60%     02/08   60%     02/07   60%
FEB M/E     02/25   60%     02/24   60%     02/22   60%     02/21   60%
MID MAR     03/11   60%     03/09   60%     03/08   60%     03/07   60%
MAR M/E     04/01   60%     03/30   60%     03/29   60%     03/28   60%
MID APR     04/15   60%     04/13   60%     04/12   60%     04/11   60%
APR M/E     04/29   60%     04/27   60%     04/26   60%     04/25   60%
MID MAY     05/13   55%     05/11   55%     05/10   55%     05/09   55%
MAY M/E     05/27   50%     05/25   50%     05/24   50%     05/23   50%
MID JUN     06/10   45%     06/08   45%     06/07   45%
JUN M/E     07/01   45%     06/29   45%     06/28   45%
MID JUL     07/15   45%     07/13   45%     07/12   45%
JUL M/E     07/29   45%     07/27   45%     07/26   45%
MID AUG     08/12   45%     08/10   45%     08/09   45%
AUG M/E     08/26   45%     08/24   45%     08/26   45%
MID SEP     09/09   50%     09/07   50%     09/06   50%
SEP M/E     09/30   50%     09/28   50%     09/27   50%
MID OCT     10/14   50%     10/12   50%     10/11   50%
OCT M/E     10/28   55%     10/26   55%     10/25   55%
MID NOV     11/11   60%     11/09   60%     11/08   60%
NOV M/E     11/25   60%     11/23   60%     11/22   60%
MID DEC     12/09   60%     12/07   60%     12/06   60%
DEC M/E     12/30   60%     12/28   60%     12/27   60%

                                                                      Schedule 2


                            UCC Filing Jurisdictions

                                                             Filing Offices
Address of Retail Stores              Name                  County and State*

- --------------------------------------------------------------------------------
1625 Walden Avenue                 James Bliss & Co.        County Clerk,
Cheektowaga, NY  14225             Inc.                     Erie Co., NY
- --------------------------------------------------------------------------------
623 Stewart Avenue                 James Bliss &            County Clerk,
Garden City, NY   11530            Co., Inc.                Nassau Co., NY
- --------------------------------------------------------------------------------
90 W. Jericho Turnpike             James Bliss &            County Clerk,
Huntington Station, NY 11746       Co., Inc.                Suffolk Co., NY
- --------------------------------------------------------------------------------
120 Allied Drive                   James Bliss &            Clerk of the Town,
Dedham, MA  020206                 Co., Inc.                Dedham, MA
- --------------------------------------------------------------------------------
12 West 37th Street                Goldberg's               City Register,
New York, NY  10018                Marine, Inc.             New York Co., NY
- --------------------------------------------------------------------------------
2404 Pass Road                     E&B Marine               Chancery Clerk,
Biloxi, MS  39531                  Supply, Inc. (a          Harrison Co., MS
                                   New Jersey Corp.)
- --------------------------------------------------------------------------------
33 Business Park Drive             E&B Marine               Clerk of the Town,
Branford, CT  06405                Supply, Inc. (a          Branford, CT
                                   New Jersey Corp.)
- --------------------------------------------------------------------------------
264 Heights Road                   James Bliss &            Clerk of the Town,
Darien, CT  06820                  Co., Inc.                Darien, CT
- --------------------------------------------------------------------------------
1201 Kings Highway East            E&B Marine               Clerk of the Town,
Fairfield, CT  06430               Supply, Inc. (a          Fairfield, CT
                                   New Jersey Corp.)
- --------------------------------------------------------------------------------
Gas Light Square Shop Ctr.         E&B Marine               Charleston Co., SC
5641 Rivers Avenue                 Supply, Inc. (a          Register of Mesne
No. Charleston, SC  29406          New Jersey Corp.)        Conveyances,
                                                            Berkley Co., SC
- --------------------------------------------------------------------------------
Bellaire Cove Shop. Ctr.           E&B Marine Supply        Clerk of the
18891 US 19 North                  (Florida), Inc.          Circuit Court,
Clearwater, FL  34624                                       Pinellas Co., FL
- --------------------------------------------------------------------------------

- ------------------
*        Secretary of State of applicable state (except Georgia).

                                                             Filing Offices
Address of Retail Stores              Name                  County and State*

- --------------------------------------------------------------------------------
160 S.E. Highway 19                E&B Marine Supply        Clerk of the
Crystal River, FL  34429           (Florida), Inc.          Circuit Court,
                                                            Citrus Co., FL
- --------------------------------------------------------------------------------
2400 So. Ridgewood Ave.            E&B Marine Supply        Clerk of the
So. Daytona, FL  32119             (Florida), Inc.          Circuit Court,
                                                            Volusia Co., FL
- --------------------------------------------------------------------------------
4350 Fowler Street                 E&B Marine Supply        Clerk of the
Fort Myers, FL  33901              (Florida), Inc.          Circuit Court,
                                                            Lee Co., FL
- --------------------------------------------------------------------------------
Mariner's Plaza                    E&B Marine Supply        Clerk of the
220 Eglin Pkwy. N.E.               (Florida), Inc.          Circuit Court,
Ft. Walton Beach, FL  32548                                 Okaloosa Co., FL
- --------------------------------------------------------------------------------
Holiday Mall Shopping Ctr.         E&B Marine Supply        Clerk of the
3346 Highway 19 North              (Florida), Inc.          Circuit Court,
Holiday, FL  34691                                          Pasco Co., FL
- --------------------------------------------------------------------------------
3350 N. 28th Terrace               E&B Marine Supply        Clerk of the
Hollywood, FL  33020               (Florida), Inc.          Circuit Court,
                                                            Broward Co., FL
- --------------------------------------------------------------------------------
5951 University Blvd. W.           E&B Marine Supply        Clerk of the
Jacksonville, FL  32216            (Florida), Inc.          Circuit Court,
                                                            Duval Co., FL
- --------------------------------------------------------------------------------
Square One Shopping Ctr.           E&B Marine Supply        Clerk of the
3523 N.W. Federal Highway          (Florida), Inc.          Circuit Court,
Jensen Beach, FL  34957                                     Martin Co., FL
- --------------------------------------------------------------------------------
1401 Old Dixie Highway             E&B Marine Supply        Clerk of the
Lake Park, FL  33403               (Florida), Inc.          Circuit Court,
                                                            Palm Beach Co., FL
- --------------------------------------------------------------------------------
1024 S. Harbor City Blvd.          E&B Marine Supply        Clerk of the
Melbourne, FL  32901               (Florida), Inc.          Circuit Court,
                                                            Brevard Co., FL
- --------------------------------------------------------------------------------
Village Square South               E&B Marine Supply        Clerk of the
19407 South Dixie Highway          (Florida), Inc.          Circuit Court,
Miami, FL  33157                                            Dade Co., FL
- --------------------------------------------------------------------------------
8240 W. Flagler Street             E&B Marine Supply        Clerk of the
Miami, FL  33144                   (Florida), Inc.          Circuit Court,
                                                            Dade Co., FL
- --------------------------------------------------------------------------------

- ------------------
*        Secretary of State of applicable state (except Georgia).

                                                             Filing Offices
Address of Retail Stores              Name                  County and State*

- --------------------------------------------------------------------------------
5135 Adanson Street                E&B Marine Supply        Clerk of the
Orlando, FL  32804                 (Florida), Inc.          Circuit Court,
                                                            Orange Co., FL
- --------------------------------------------------------------------------------
1388 W. 15th Street                E&B Marine Supply        Clerk of the
Panama City, FL  32401             (Florida), Inc.          Circuit Court,
                                                            Bay Co., FL
- --------------------------------------------------------------------------------
618 New Warrington Road            E&B Marine Supply        Comptroller of
Pensacola, FL  32506               (Florida), Inc.          Escambia,
                                                            Escambia Co., FL
- --------------------------------------------------------------------------------
Powerline Commerce Center          E&B Marine Supply        Clerk of the
1951 W. Copans Road                (Florida), Inc.          Circuit Court,
Pompano Beach, FL  33064                                    Broward Co., FL
- --------------------------------------------------------------------------------
3140 N. Tamiami Trail              E&B Marine Supply        Clerk of the
Sarasota, FL  34234                (Florida), Inc.          Circuit Court,
                                                            Sarasota Co., FL
- --------------------------------------------------------------------------------
2000 - 34th Street N.              E&B Marine Supply        Clerk of the
St. Petersburg, FL  33713          (Florida), Inc.          Circuit Court,
                                                            Pinellas Co., FL
- --------------------------------------------------------------------------------
1060 Fall River Avenue             James Bliss &            Clerk of the Town,
Seekonk, MA  02771                 Co., Inc.                Seekonk, MA
- --------------------------------------------------------------------------------
406 Washington Street              James Bliss &            Clerk of the City,
Woburn, MA  01801                  Co., Inc.                Woburn, MA
- --------------------------------------------------------------------------------
1166 Route 132                     James Bliss &            Clerk of the Town,
Hyannis, MA  02601                 Co., Inc.                Hyannis, MA
- --------------------------------------------------------------------------------
4305 N.E. Expressway               E&B Marine               Clerk of the
Doraville, GA  30340               Supply, Inc. (a          Superior Court,
                                   New Jersey Corp.)        Dekalb Co., GA
- --------------------------------------------------------------------------------
7700 Abercorn Street               E&B Marine               Clerk of the
Savannah, GA  31406                Supply, Inc. (a          Superior Court,
                                   New Jersey Corp.)        Chatham Co., GA
- --------------------------------------------------------------------------------
24931 Kelly Rd.                    E&B Marine               Register of Deeds,
Eastpointe, MI  48021              Supply, Inc. (a          Macomb Co., MI
                                   New Jersey Corp.)
- --------------------------------------------------------------------------------

- ------------------
*        Secretary of State of applicable state (except Georgia).

                                                             Filing Offices
Address of Retail Stores              Name                  County and State*

- --------------------------------------------------------------------------------
Burlington Sq. Shopping Ctr.       E&B Marine                Register of Deeds,
22311 Eureka Road                  Supply, Inc. (a           Wayne Co., MI
Taylor, MI  48180                  New Jersey Corp.)
- --------------------------------------------------------------------------------
Marty's Plaza                      E&B Marine                County Clerk,
100 Route 17                       Supply, Inc. (a           Bergen Co., NJ
Lodi, NJ  07644                    New Jersey Corp.)
- --------------------------------------------------------------------------------
1215 Route 73                      E&B Marine                County Clerk,
Mt. Laurel, NJ  08054              Supply, Inc. (a           Burlington Co., NJ
                                   New Jersey Corp.)
- --------------------------------------------------------------------------------
494 Market Street                  E&B Marine                County Clerk,
Perth Amboy, NJ  08861             Supply, Inc. (a           Middlesex Co., NJ
                                   New Jersey Corp.)
- --------------------------------------------------------------------------------
K-Mart Plaza 213 Rt. 37 East       E&B Marine                County Clerk,
Toms River, NJ  08753              Supply, Inc. (a           Ocean Co., NJ
                                   New Jersey Corp.)
- --------------------------------------------------------------------------------
Parkside Market Place              E&B Marine                Clerk of the
10819 W. Broad Street              Supply, Inc. (a           Circuit Court,
Glen Allen, VA  23060              Maryland Corp.)           Henrico Co., VA
- --------------------------------------------------------------------------------
5616 Virginia Beach Blvd.          E&B Marine                Clerk of the
Norfolk, VA  23502                 Supply, Inc. (a           Circuit Court,
                                   Maryland Corp.)           Independent City,
                                                             Norfolk Co., VA
- --------------------------------------------------------------------------------
7530 S. Ritchie Highway            E&B Marine                Clerk of the
Glen Burnie, MD  21061             Supply, Inc. (a           Circuit Court,
                                   Maryland Corp.)           Anne Arundel Co.,
                                                             MD
- --------------------------------------------------------------------------------
8807 Annapolis Road                E&B Marine                Clerk of the
Lanham, MD  20706                  Supply, Inc. (a           Circuit Court,
                                   Maryland Corp.)           Prince George's
                                                             Co., MD
- --------------------------------------------------------------------------------
8302 Pulaski Highway               E&B Marine                Clerk of the
Rosedale, MD  21237                Supply, Inc. (a           Circuit Court,
                                   Maryland Corp.)           Baltimore Co., MD
- --------------------------------------------------------------------------------
3747 Government Blvd. A-4          E&B Marine                Judge of Probate,
Mobile, AL  36693                  Supply, Inc. (a           Mobile Co., AL
                                   New Jersey Corp.)
- --------------------------------------------------------------------------------

- ------------------
*        Secretary of State of applicable state (except Georgia).

                                                             Filing Offices
Address of Retail Stores              Name                  County and State*

- --------------------------------------------------------------------------------
1300 S. Columbus Boulevard         Goldbergs'               Prothonotary,
Philadelphia, PA  19147            Marine, Inc.             Philadelphia
                                                            County, PA
- --------------------------------------------------------------------------------
1092 Post Road                     James Bliss &            Clerk of the City,
Warwick, RI  02888                 Co., Inc.                Warwick, RI
- --------------------------------------------------------------------------------
311 Blanding Boulevard             E&B Marine Supply        Clerk of Circuit
Orange Park, FL  32073             (Florida), Inc.          Court
                                                            Clay Co., FL
- --------------------------------------------------------------------------------
4265 Tamiami Trail, Suite M        E&B Marine Supply        Clerk of Circuit
Port Charlotte, FL  33952          (Florida), Inc.          Court
                                                            Charlotte Co., FL
- --------------------------------------------------------------------------------
Capital West Shopping Center       E&B Marine Supply        Clerk of Circuit
42478 West Tennessee Street        (Florida), Inc.          Court
Tallahassee, FL  32304                                      Leon Co., Fl
- --------------------------------------------------------------------------------
3905 West Cypress Street           E&B Marine Supply        Clerk of Circuit
Tampa, FL  33607                   (Florida), Inc.          Court,
                                                            Hillsboro Co., FL
- --------------------------------------------------------------------------------
Crossroads Shopping Center         Goldbergs' Marine        Recorder Lake Co.,
229 Skokie Valley Road             Distributors,            IL
Highland Park, IL  60035           Inc.
- --------------------------------------------------------------------------------
Villa Oaks Shopping Center         Goldbergs' Marine        Recorder
300 West Roosevelt Road            Distributors,            DuPage Co., IL
Villa Park, IL  60181              Inc.
- --------------------------------------------------------------------------------
2454 - 28th Street, S.E.           E&B Marine               Register of Deeds
Grand Rapids, MI  49512            Supply, Inc. (a          Kent Co., MI
                                   New Jersey Corp.)
- --------------------------------------------------------------------------------
Lafayette Plaza Shopping Center    E&B Marine               Register of Deeds
775 Lafayette Road (U.S. Rte. 1)   Supply, Inc. (a          Rockingham Co., NH
Portsmouth, NH  03801              New Jersey Corp.)
- --------------------------------------------------------------------------------
Office Max Plaza                   Goldbergs' Marine        County Clerk
Routes 35 and 36                   Distributors,            Monmouth Co., NJ
Eatontown, NJ  07724               Inc.
- --------------------------------------------------------------------------------
Nesconset Shopping Center          Goldbergs' Marine        County Clerk
5000 Nesconset Highway             Distributors,            Suffolk Co., NY
Port Jefferson Station, NY         Inc.
11776
- --------------------------------------------------------------------------------

- ------------------
*        Secretary of State of applicable state (except Georgia).

                                                             Filing Offices
Address of Retail Stores              Name                  County and State*

- --------------------------------------------------------------------------------
147 Sunrise Highway                James Bliss &            County Clerk
West Islip, NY  11795              Co., Inc.                Suffolk Co., NY
- --------------------------------------------------------------------------------
Mentor Towne Center                E&B Marine               Recorder
9680 Mentor Avenue                 Supply, Inc. (a          Lake Co., OH
Mentor, OH  44060                  New Jersey Corp.)
- --------------------------------------------------------------------------------
24781 Lorain Road                  E&B Marine               Recorder
North Olmsted, OH  44070           Supply, Inc. (a          Cuyahoga Co., OH
                                   New Jersey Corp.)
- --------------------------------------------------------------------------------
Greenfield Towne Center            E&B Marine               Register of Deeds
6102 West Layton Avenue            Supply, Inc. (a          Milwaukee Co., WI
Greenfield, WI  53220              New Jersey Corp.)
- --------------------------------------------------------------------------------


================================================================================
Address of Retail Warehouse                                  Filing Offices
and Corporate Headquarters            Name                  County and State*
================================================================================
201 Meadow Road                    E&B Marine Inc.          County Clerk,
Edison, New Jersey  08818                                   Middlesex Co., NJ
- --------------------------------------------------------------------------------

================================================================================




*        Secretary of State of applicable state (except Georgia).

                                                                      Schedule 3


         1. Amendments to By-Laws of all of the subsidiaries of E&B Marine to provide for a Board of Directors of such subsidiaries to be not less than one (1) nor more than eight (8) persons.

         2. Certificate of Merger of E&B Marine Supply, Inc., a New Jersey corporation, and E&B Marine Supply, Inc., a Connecticut corporation, dated May 18, 1995.

         3. Certificate of Amendment of Restated Certificate of Incorporation of E&B Marine Inc. dated June 20, 1995 decreasing the number of authorized shares of common stock.